EX-99.906CERT

Section 906 Certifications


                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


John V. Murphy, Principal Executive Officer, and Brian W. Wixted, Principal Financial Officer, of Oppenheimer Developing Markets Fund (the "Registrant"), each certify to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended February 28, 2007 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.


Principal Executive Officer                       Principal Financial Officer

Oppenheimer Developing Markets                    Oppenheimer Developing Markets
Fund                                              Fund

/s/ John V. Murphy                                /s/ Brian W. Wixted
------------------------------                    ------------------------------
John V. Murphy                                    Brian W. Wixted

Date: April 10, 2007                             Date: April 10, 2007